UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 6, 2005
LHC Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	8082 (Commission File Number)	71-0918189 (I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A, Lafayette, LA (Address of Principal Executive Offices)	70503 (Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 16, 2005, LHC Group, Inc. (the “Company”) issued a press release announcing two recent acquisitions. The Company has purchased 100% of the stock of Able Home Health (“Able”) and signed a definitive agreement to purchase controlling interest in a home health agency owned by a non-profit community hospital in Hot Springs, Arkansas. The combined purchase price for these two transactions is $3,450,000 to be paid in cash at closing.
     Able’s operations include four locations in Mississippi and two locations in Alabama. The Arkansas based agency is located in Hot Springs.
Item 9.01 Financial Statements and Exhibits.
     A copy of the Company’s press release concerning the Able and Arkansas based agency acquisitions is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
By:	/s/ R. Barr Brown
R. Barr Brown
Senior Vice President, Chief Financial Officer and Treasurer

Dated: October 11, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated October 6, 2005